EXHIBIT 32
CERTIFICATION PURSUANT TO
18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Pacific Fuel Cell Corp. (the “Company”) on Form 10-QSB/A (Amendment No. 1) for the nine month period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, in the capacity and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 26, 2008	/s/ George Suzuki
George Suzuki, Chief Executive Officer
and Chief Financial Officer